UNITEDSTATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 3, 2008

A. M. Castle & Co.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

3400 N. Wolf Road, Franklin Park, Illinois	60131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	847/455-7111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 3, 2008, A. M. Castle & Co., Inc. (the “Registrant”) announced that Curtis Samford had been hired as President of Castle Metals Oil & Gas, a commercial business unit of the Registrant.

Prior to joining the Registrant, Mr. Samford was the Vice President-Oil & Gas and Vice President-Marketing Alcoa Wheel Products. The Registrant’s press release announcing Mr. Samford’s appointment is attached to this report as item 99.1. The information contained therein is incorporated reference to this disclosure.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit

Number	Description

99.1	A. M. Castle & Co. Press Release dated March 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date March 3, 2008 ————————————	A. M. Castle & Co. /s/ Sherry L. Holland ————————————————— Sherry L. Holland Vice President – General Counsel and Secretary